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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A
                           AMENDMENT TO CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 20, 2000


IQROM Communications, Inc.
--------------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)


Nevada                               000-25735              88-0370480
------                               ---------              ----------
(State or other jurisdiction       (Commission              (IRS Employer
of incorporation                   File Number)          Identification No.)

7635 Ashley Park Court
Suite 503V
Orlando, FL  32835
----------------------------------------
(Address of principal executive offices)


Registrant's telephone number, including area code (407) 299-2230


Hiking Adventures, Inc.
114 West Magnolia Street
Suite 400-127
Bellingham, Washington  98225
-------------------------------------------------------------
(Former name or former address, if changed since last report)

         The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K filed May 5, 2000.

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

                  (a), (b). On April 10, 2000, the Registrant amended its Articles of Incorporation to change its name from Hiking Adventures, Inc. to IQROM Communications, Inc. in anticipation of the Closing described below.

                  The Registrant effected a twelve and one-half to one forward stock split of its 800,000 issued and outstanding shares of Common Stock, with a par value of $0.001, effective March 2, 2000. After the stock split the Registrant had 10,000,000 issued and outstanding shares of Common Stock.

                  On April 20, 2000, control of the Registrant changed as the result of the closing (the "Closing") of the transactions described herein in accordance with the terms of an Agreement (the "Agreement") dated April 13, 2000, by and among DXP US, Inc., a Delaware corporation ("DXP"), Aldersey Egerton Maynard-Taylor ("Maynard-Taylor"), Thomas Gabor Elek ("Elek"), Colin Allmark ("Allmark"), POV US, LLC, a Delaware limited liability company ("POV"), Gerald A. Pierson ("Pierson"), Michael Feit ("Feit"), IQROM Communications Acquisitions Co., a Nevada corporation ("ICA"), a wholly-owned subsidiary of the Registrant, and the Registrant pursuant to which ICA merged with and became the successor corporation to DXP by the acquisition of all of the outstanding shares of DXP's Common Stock in exchange for shares of the common stock of the Registrant. Mr. Pierson and Mr. Feit are the sole voting members of POV.

                  At the Closing, Messrs. Maynard-Taylor, Elek and Allmark exchanged 500 shares of DXP for 6,400,314 voting common shares of the Registrant plus up to $1,651,108 in accordance with the terms of the Agreement (the "Exchange") as follows:

                                                           Registrant's    Monetary
                                           DXP Shares      Shares          Consideration
                                           ----------      ------          -------------
                  Mr. Elek                 225             2,880,141       $  742,998.60
                  Mr. Maynard-Taylor       225             2,880,141          742,998.60
                  Mr. Allmark               50               640,032          165,110.80
                                           ---             ----------      -------------
                  Total                    500             6,400,314       $1,651,108.00

                  Immediately subsequent to the Exchange, DXP merged with and into ICA (the "Reorganization") and as a result of the Reorganization all of DXP's shares owned by POV were converted into 6,400,314 voting common shares of the Registrant, plus up to $1,651,108.

                  As a result of the Exchange and Reorganization, the Registrant acquired control of an exclusive United States license for a trading card optical compact disc and method of using and forming the compact disc described in U.S. Patent No. 5,982,736 issued November 9, 1999 (the "Patent") granted by Diskxpress US, Inc., a Delaware corporation ("Diskxpress"), the owner of the Patent, and the ability to manufacture and sell business cards using a CD-ROM format using the Patent. The sole shareholders of Diskxpress are Messrs. Elek, Maynard-Taylor and Allmark and POV.

                  Following the Exchange and Reorganization Messrs. Elek, Maynard-Taylor, Allmark and POV, the former shareholders of DXP, became the controlling shareholders of the Registrant and assumed control of the management of the Registrant. Changes in management are described below.

                  Mr. John Meyer, a director of the Registrant, resigned prior to the Closing. Mr. Eric Boehnke, the President and sole remaining director of the Registrant prior to the Closing, appointed the following new directors of the Registrant and then resigned. The Board of Directors currently consists of the following persons:

                  Thomas Gabor Elek
                  Aldersey Egerton Maynard-Taylor
                  Colin Allmark
                  Michael Feit
                  Gerald A. Pierson
                  Mark L. Silow
                  F. Michael P. Warren
                  Graham A. Perske

                  New officers of the Registrant were elected following the Exchange and Reorganization as follows:

                    President and Chief Executive Officer     Thomas Gabor Elek
                    Secretary and Treasurer                   Mark L. Silow

                  As part of the Closing, the Registrant issued 1,320,000 units at a price of $7.50 per unit, with each unit consisting of one share of Common Stock of the Registrant and one-half warrant, to five subscribers (the "First Subscribers") in accordance with Subscription Agreements dated April 6, 2000 between the Registrant and the subscribers (the "First Subscription Agreement") as follows:

         Subscriber                     Shares Acquired       Warrants      Purchase Price
         ----------                     ---------------       --------      --------------
         Agens Ag                           400,000           200,000        $3,000,000.00
         BWI Avionics Ltd.                  143,333            71,667        $1,074,997.50
         Euro Atlantic Equity Fund Ltd.     476,667           238,334        $3,575,002.50
         Highway Finance Ltd.               166,667            83,334        $1,250,002.50
         Blue Capital AG                    133,333            66,667        $  999,997.50
                                            -------          --------        -------------
                  Total                   1,320,000           660,002        $9,900,000.00

                  Each holder of two one-half warrants is entitled to acquire one further share of Common Stock of the Registrant at a price not less than $7.50 if the warrant is exercised in the first year after issuance of the warrants or for a price of not less than $10.00 if the warrant is exercised in the second year after issuance of the warrants. The warrants will expire April 20, 2002, if they are not exercised. The Registrant received a total of $9,900,000 from the proceeds of the First Subscription Agreement which was used to repay certain debt owed by DXP, to pay the first tranche of the monetary consideration due to the former DXP shareholders described above (the "Monetary Consideration") and for working capital purposes. The first tranche of the Monetary Consideration represented 25% of the total amount of the Monetary Consideration due to the former DXP shareholders. The debt owed by DXP included $786,393.25 owed to Mr. Elek and $786,390.76 owed to Mr. Maynard-Taylor, both of which debts were paid out of the proceeds of the First Subscription Agreement.

                  The Registrant also agreed to issue not more than 330,000 shares of Common Stock at a price not less than $7.50 per share for a total of $2,475,000 as part of an additional financing to provide funds for the payment of the second tranche of the Monetary Consideration and for working capital purposes. The Registrant entered into a Subscription Agreement dated as of April 6, 2000 (the "Second Subscription Agreement") with Online Partners Inc. (the "Second Subscriber") providing for the issuance of the shares and the release of the funds from trust upon the achievement of certain revenue targets by the Registrant as set forth in the Second Subscription Agreement.

                  In connection with the Closing, 2,466,250 shares of Common Stock held by Mr. Eric Boehnke, the former President of the Registrant, were cancelled, and a total of 14,120,628 shares were issued to the former shareholders of DXP and the First Subscribers. A total of 21,654,378 shares of Common Stock were issued and outstanding following the Closing. The following table sets forth information relating to the beneficial ownership of the Registrant's Common Stock by those persons holding beneficially more than 5% of the Registrant's Common Stock and by all officers and directors.

                                                            Shares beneficially      Percentage of
Title of Class        Names/Address of Owner                owned                    Ownership
--------------        ----------------------                -------------------      ---------
Common                Aldersey Egerton Maynard-Taylor       2,880,141                13.3%
                      Crouchlands
                      Kirdford Nr. Billingshurst
                      West Sussex, England RH 14 0LE

Common                Thomas Gabor Elek                     2,880,141                13.3%
                      Lime Tree House
                      Asthall,
                      Oxon, England OX18 4 HW

Common                POV US, LLC                           6,400,314                29.5%
                      Westgate Management Company
                      321 West State Street
                      Trenton, NJ 08618


Common                Gerald A. Pierson                     2,560,126(1)             11.8%
                      7361 Bordwine Drive
                      Orlando, FL 32818

Common                Michael Feit                          6,400,314(2)             29.5%
                      Westgate Management Company
                      321 West State Street
                      Trenton, NJ 08618

Common                All officers and directors            12,800,628               59.1%
                      (8 individuals)
















--------
(1) Shares held by POV US, LLC of which Mr. Pierson owns 40% of the membership interests.
(2) Shares held by POV US, LLC of which Mr. Feit is manager and of which Mr. Feit owns 30% of the membership interests. Mr. Feit disclaims ownership of 4,480,220 shares.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         IQROM Communications, Inc. (formerly Hiking Adventures, Inc.) filed with the Commission a Current Report on Form 8-K on May 5, 2000 to report its purchase of 100% of the outstanding common stock of DXP US, Inc., and its wholly owned subsidiary, IQROM Limited. At Item 7 of the Report, the Registrant indicated that it would file audited historical financial statements of the business acquired and pro forma financial information at a later date. Set forth below is Item 7 of such Report amended to include the audited and unaudited financial statements of the business acquired and pro forma financial information.

         Financial Statements of Business Acquired.

         (a) Financial Statements - IQROM Limited (Formerly DXP New Media Services Limited), period ended November 30, 1999.

         (b)      Pro Forma Financial Information

                  (1) Pro Forma Combining Consolidated Balance Sheet (unaudited)
                      at March 31, 2000.
                  (2) Pro Forma Combining Condensed Statement of Income
                      (unaudited) for the period ended March 31, 2000.
                  (3) Pro Forma Combining Condensed Statement of Income
                      (unaudited) for the period ended December 31, 1999.

         (c) Exhibits.

         The following exhibits are filed herewith:

S-K Item
Number            Description
------            -----------

99.1 Agreement dated April 13, 2000 between DXP US, Inc. and Aldersey Egerton Maynard-Taylor, Thomas Gabor Elek, Colin Allmark, POV US, LLC, Gerald A. Pierson, Michael Feit, IQROM Communications, Inc. and IQROM Communications Acquisitions Co. [Previously filed as part of Form 8-K on May 5, 2000.]

99.2 First Financing Subscription Agreement dated April 6, 2000 between the Registrant and Agens Ag. Subscription Agreements between the Registrant and the other Subscribers listed below have not been filed in accordance with Instruction 2 to Item 601 of Regulation S-K since they are substantially identical to the Subscription Agreement with Agens Ag filed herewith. The material details in which the following Subscription Agreements differ from the Agens Subscription Agreement are as follows:

         Subscriber                         Units Acquired             Purchase Price
         ----------                         --------------             --------------
         BWI Avionics Ltd.                  143,333                    $1,074,997.50
         Euro Atlantic Equity Fund Ltd.     476,667                    $3,575,002.50
         Highway Finance Ltd.               166,667                    $1,250,002.50
         Blue Capital AG                    133,333                    $  999,997.50


99.3 Second Financing Subscription Agreement dated April 6, 2000 between the Registrant and Online Partners Inc.

99.4 Share Purchase Warrant dated April 20, 2000 issued by the Registrant to Agens Ag for 200,000 Common Shares. Share Purchase Warrants issued by the Registrant to the other Subscribers listed below have not been filed in accordance with Instruction 2 to Item 601 of Regulation S-K since they are substantially identical to the Share Purchase Warrant issued to Agens Ag filed herewith. The material details in which the following Share Purchase Warrants differ from the Agens Share Purchase Warrant are as follows:

         Subscriber                          Warrants        Purchase Price
         ----------                          --------        --------------

         BWI Avionics Ltd.                     71,667         $1,074,997.50
         Euro Atlantic Equity Fund Ltd.       238,334         $3,575,002.50
         Highway Finance Ltd.                  83,334         $1,250,002.50
         Blue Capital AG                       66,667         $  999,997.50


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                                           IQROM COMMUNICATIONS, INC.
                                           (Registrant)

Date June 30, 2000                         /s/ Thomas Gabor Elek
                                           -----------------------------
                                                    (Signature)*
                                           Thomas Gabor Elek, President

IQROM LIMITED
(Formerly DXP New Media Services Limited)



Report and Financial Statements

30 November 1999



















Deloitte & Touche
Hill House
1 Little New Street
London EC4A 3TR

IQROM LIMITED (formerly DXP New Media Services Limited)


REPORT AND FINANCIAL STATEMENTS 1999


CONTENTS                                                               Page


Officers and professional advisers                                        1


Directors' report                                                         2


Statement of directors' responsibilities                                  4


Auditors' report                                                          5


Profit and loss account                                                   6


Reconciliation of movements in shareholders' funds                        7


Balance sheet                                                             8


Cash flow statement                                                       9


Notes to the accounts                                                    10

IQROM LIMITED (formerly DXP New Media Services Limited)


REPORT AND FINANCIAL STATEMENTS 1999


OFFICERS AND PROFESSIONAL ADVISERS

DIRECTORS

T G Elek              (Chairman)
A  Maynard-Taylor
C  Allmark

SECRETARY

G Mellor


REGISTERED OFFICE

Seven Willow Court
Bourton Industrial Park
Bourton-on-the-Water
Gloucestershire
GL54 2HQ

SOLICITORS

Hammond Suddards
7 Devonshire Square
Cutlers Gardens
London
EC2M 4YH

AUDITORS

Deloitte & Touche
Chartered Accountants
Hill House
1 Little New Street
London EC4A 3TR

IQROM LIMITED (formerly DXP New Media Services Limited)


DIRECTORS' REPORT
The directors present their annual report and the audited financial statements for the period from incorporation on 10 March 1999 to 30 November 1999.

PRINCIPAL ACTIVITIES
The principal activities of the company are the design and supply of computer data products and associated services.

RESULTS FOR THE PERIOD
The loss for the period is set out in the profit and loss account on page 6. The directors do not recommend the payment of a dividend. The loss of (pound)294,427 has been charged to reserves.

Trading commenced in September 1999 after initial one off setup costs had been incurred.


SIGNIFICANT POST BALANCE SHEET EVENTS
On 15 February 2000 each of the company's existing issued and unissued ordinary shares of (pound)1 each were subdivided into 100 ordinary shares of 1p each.

On 24 February 2000 the company acquired the business of Two Step Productions Limited, a company with its main activities in multimedia development, video production and conference organisation.

On 14 March 2000 the company changed its name from DXP New Media Services Limited to iQrom Limited.

On 7 April 2000 the company was acquired by DXP US Inc, which was subsequently acquired on 20 April 2000 by IQROM Communications Inc, a public company quoted on the US OTC Bulletin Board Market. At the same time IQROM Communications Inc, raised US$ 12.375 million in cash by way of a share placement to be used for the purchase price and for working capital purposes.


DIRECTORS
The directors who served during the period are:

T G Elek                  Appointed 10 March 1999
A Maynard-Taylor          Appointed 10 March 1999
C Allmark                 Appointed 29 July 1999

The interests of the directors in the ordinary shares of (pound)1 each of the company are as follows:

                                             As at        As at date of
                                  30 November 1999          appointment
T G Elek                                        50                   50
A  Maynard-Taylor                               50                   50
C  Allmark                                      50                   50
                                             =====                =====


YEAR 2000 COMPLIANCE

Following their initial review, the directors continue to be alert to the potential risks and uncertainties surrounding the year 2000 issue. As at the date of this report, the directors are not aware of any significant factors which have arisen, or that may arise, which will affect the activities of the business; however, the situation is still being monitored. Any future costs associated with this issue cannot be quantified but are not expected to be significant.

IQROM LIMITED (formerly DXP New Media Services Limited)

AUDITORS

A resolution for the reappointment of Deloitte & Touche as auditors of the company is to be proposed at the forthcoming Annual General Meeting.


Approved by the Board of Directors
and signed on behalf of the Board







T G Elek
Director

22 June 2000

IQROM LIMITED (formerly DXP New Media Services Limited)


STATEMENT OF DIRECTORS' RESPONSIBILITIES



Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company as at the end of the financial year and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to:

o select suitable accounting policies and then apply them consistently;

o make judgements and estimates that are reasonable and prudent;

o prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

Approved by the Board of Directors
and signed on behalf of the Board







T G Elek
Director

22 June 2000

AUDITORS' REPORT TO THE MEMBERS OF
IQROM LIMITED (formerly DXP New Media Services Limited)



We have audited the financial statements on pages 6 to 13 which have been prepared under the accounting policies set out on page 10.

Respective responsibilities of directors and auditors

As described on page 4 the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of opinion

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion

In our opinion the financial statements give a true and fair view of the state of the company's affairs as at 30 November 1999 and of its loss for the period from incorporation on 10 March 1999 to 30 November 1999 and have been properly prepared in accordance with the Companies Act 1985.




/s/ Deloitte & Touche
-------------------------
Chartered Accountants and
Registered Auditors

23 June 2000

IQROM LIMITED (formerly DXP New Media Services Limited)



PROFIT AND LOSS ACCOUNT
Period from 10 March 1999 to 30 November 1999



                                                       Note             1999
                                                                       (pound)

TURNOVER                                                  2             94,790
Cost of sales                                                          (88,529)
                                                                      --------
Gross profit                                                             6,261
Distribution costs                                                    (153,261)
Administrative expenses                                               (147,427)
                                                                      --------


OPERATING LOSS                                            4           (294,427)
                                                                      --------
LOSS ON ORDINARY ACTIVITIES BEFORE TAXATION                           (294,427)
Tax on loss on ordinary activities                        5                -
                                                                      --------
LOSS FOR THE PERIOD                                                   (294,427)
                                                                      --------
RETAINED LOSS FOR THE PERIOD                             10           (294,427)
                                                                      ========



All amounts derive from continuing operations.

There are no recognised gains or losses other than those shown above for the financial period.

IQROM LIMITED (formerly DXP New Media Services Limited)


RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS
Period from 10 March 1999 to 30 November 1999
                                                               1999
                                                              (pound)

Loss for the financial period                                 (294,427)
Issue of ordinary share capital                                    150
                                                              --------
Net increase in shareholders' deficit                         (294,277)
Opening shareholders' funds                                          -
                                                              --------
Closing shareholders' deficit                                 (294,277)
                                                              ========

IQROM LIMITED (formerly DXP New Media Services Limited)



BALANCE SHEET
30 November 1999
                                                  Note                1999
                                                                    (pound)

FIXED ASSETS
Tangible Assets                                      6                 4,344
                                                                    --------
CURRENT ASSETS
Debtors                                              7                   150

CREDITORS: amounts falling due
   within one year                                   8              (298,771)
                                                                    --------

NET CURRENT LIABILITIES                                             (298,621)
                                                                    --------

TOTAL ASSETS LESS CURRENT LIABILITIES                               (294,277)
                                                                    ========

CAPITAL AND RESERVES
Called up share capital                              9                   150
Profit and loss account                             10              (294,427)
                                                                    --------
TOTAL EQUITY SHAREHOLDERS' DEFICIT                                  (294,277)
                                                                    ========




These financial statements were approved by the Board of Directors on 22 June 2000.

Signed on behalf of the Board of Directors









T G  Elek
Director

IQROM LIMITED (formerly DXP New Media Services Limited)



CASH FLOW STATEMENT
Period from 10 March 1999 to 30 November 1999


                                                    Note              1999
                                                                    (pound)

Net cash outflow from operating activities              11          (293,884)
Capital expenditure                                                   (4,887)
                                                                    --------
Net cash outflow before financing                                   (298,771)
Financing - loan owed to Ingman Limited                              298,771
                                                                    --------
Movement in cash in the period                          13                 -
                                                                    ========

IQROM LIMITED (formerly DXP New Media Services Limited)


NOTES TO THE ACCOUNTS
Period from 10 March 1999 to 30 November 1999

1.  ACCOUNTING POLICIES

    The financial statements are prepared in accordance with applicable accounting standards. The particular accounting policies adopted are described below.

    Accounting convention

    The financial statements are prepared under the historical cost convention.

    Turnover

    Turnover represents amounts invoiced excluding VAT to third parties.

    Depreciation

    Depreciation is calculated on a straight line basis so as to write down the fixed assets to their residual value over their expected useful lives as follows:

    Computer equipment       10% - 33 1/3% per annum


2.  TURNOVER

    The geographical destination and origin of all sales was the United Kingdom.


3.  INFORMATION REGARDING DIRECTORS AND EMPLOYEES

    No emoluments were paid to any directors by the company in the period from 10 March 1999 to 30 November 1999.

    No pensions or pension contributions were paid by the company during the period from 10 March 1999 to 30 November 1999.

                                                             1999
                                                              No.
    Average number of persons employed
      (including directors)                                    4
                                                            ======

4.  OPERATING LOSS

    Operating loss is after charging:

                                                             1999
                                                           (pound)

    Depreciation - owned assets                                543
    Auditors' remuneration - audit services                  2,500
    Management charges due to Ingman Limited               125,000
                                                           =======



5.  TAX ON LOSS ON ORDINARY ACTIVITIES

    There is no tax charge for the period from 10 March 1999 to 30 November 1999 due to the loss incurred.

IQROM LIMITED (formerly DXP New Media Services Limited)

NOTES TO THE ACCOUNTS
Period from 10 March 1999 to 30 November 1999

6.  TANGIBLE FIXED ASSETS

                                                                  Computer
                                                                 equipment
                                                                  (pound)
    Cost
    Additions                                                       4,887
                                                                  -------
    At 30 November 1999                                             4,887
                                                                  -------

    Accumulated depreciation
    Charge for the period                                             543
                                                                  -------

    At 30 November 1999                                               543
                                                                  -------

    Net book value
    At 30 November 1999                                             4,344
                                                                  =======




7.  DEBTORS

                                                                    1999
                                                                   (pound)

    Called up share capital not paid                                  150
                                                                  =======




8.  CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

                                                                   1999
                                                                  (pound)

    Loan owed to Ingman Limited                                   298,771
                                                                  =======



9.  CALLED UP SHARE CAPITAL

                                                                    1999
                                                                   (pound)
    Authorised:
    1,000 ordinary shares of(pound)1 each                           1,000
                                                                  =======

    Called up, allotted and unpaid:
    150 ordinary shares of(pound)1 each                               150
                                                                  =======


    The company was incorporated on 10 March 1999 with authorised share capital of 1,000 ordinary shares of (pound)1 each. On 10 March 1999, 100 ordinary shares of (pound)1 each were issued for a consideration of (pound)100. On 29 July 1999, 50 ordinary shares of (pound)1 each were issued for a consideration of (pound)50.

IQROM LIMITED (formerly DXP New Media Services Limited)

NOTES TO THE ACCOUNTS
Period from 10 March 1999 to 30 November 1999

10. PROFIT AND LOSS ACCOUNT

                                                                       1999
                                                                     (pound)
    Retained loss brought forward                                          -
    Retained loss for the period                                    (294,427)
                                                                    --------
    Retained loss carried forward                                   (294,427)
                                                                    ========




11. RECONCILIATION OF OPERATING LOSS TO NET CASH OUTFLOW FROM
    OPERATING ACTIVITIES

                                                                      1999
                                                                     (pound)

    Operating loss                                                  (294,427)
    Depreciation                                                         543
                                                                    --------
    Net cash outflow from operating activities                      (293,884)
                                                                    ========

12. RECONCILIATION OF NET CASH FLOW TO MOVEMENT IN NET DEBT
                                                                      1999
                                                                     (pound)

    Net cash flow in the period                                            -
    Cash inflow from loan owed to Ingman Limited                    (298,771)
                                                                    --------
    Movement in net debt in the period                              (298,771)
                                                                    --------
    Net debt at 10 March                                                   -
                                                                    --------
    Net debt at 30 November                                         (298,771)
                                                                    ========


13. ANALYSIS OF CHANGES IN NET DEBT

                                                  10 March                        30 November
                                                     1999       Cash flows           1999
                                                    (pound)       (pound)           (pound)
    Cash in hand and at bank                          -              -                    -

    Loan owed to Ingman Limited                       -        (298,771)           (298,771)
                                                  ------       --------            --------
    Total                                             -        (298,771)           (298,771)
                                                  ======       ========            ========

IQROM LIMITED (formerly DXP New Media Services Limited)

NOTES TO THE ACCOUNTS
Period from 10 March 1999 to 30 November 1999

14. CONTROLLING AND RELATED PARTIES


    As at 30 November 1999, the company was wholly owned and controlled by its directors, the interests of whom in the shares of the company are shown in the Directors' Report.

    On 20 April 2000, IQROM Communications Inc became the ultimate parent company and controlling entity, a Nevada corporation having an office at Suite 400-127, 114 West Magnolia Street, Bellingham, Washington, United States of America 98225.

    Related party balances are disclosed in notes 7 and 8. Included within debtors is the unpaid share capital owed by the three directors amounting to (pound)150. The related party balance in note 8 comprises a (pound)298,771 loan owed to Ingman Limited, which at 30 November 1999 was a company controlled by T G Elek and A Maynard-Taylor and registered in England and Wales, registered office: Seven Willow Court, Bourton Industrial Park, Bourton-on-the-Water, Gloucestershire GL54 2HQ.

    As disclosed in note 4, the results for the period from 10 March 1999 to 30 November 1999 include expenses of (pound)125,000 relating to management charges payable to Ingman Limited.





15. SUBSEQUENT EVENTS

    On 15 February 2000 each of the company's existing issued and unissued ordinary shares of (pound)1 each were subdivided into 100 ordinary shares of 1p each.

    On 24 February 2000 the company acquired the business of Two Step Productions Limited, a company with its main activities in multimedia development, video production and conference organisation.

    On 14 March 2000, the company changed its name from DXP New Media Services Limited to iQrom Limited.

    On 7 April 2000 the company was acquired by DXP US Inc, which was subsequently acquired on 20 April 2000 by IQROM Communications Inc, a public company quoted on the US OTC Bulletin Board Market. At the same time IQROM Communications Inc, raised US$ 12.375 million in cash by way of a share placement to be used for the purchase price and for working capital purposes.




16. SIGNIFICANT DIFFERENCE BETWEEN UK GAAP AND US GAAP

    The financial statements have been prepared in accordance with UK GAAP, which differs in certain respects from US GAAP. For the company the principal difference relates to the treatment of deferred taxation while any other differences are considered unlikely to have a material effect.

    Under UK GAAP, deferred taxation is only provided to the extent an asset or liability is expected to crystallise. Under US GAAP, deferred taxation is provided on all temporary differences under the liability method, subject to a valuation allowance on deferred tax assets where applicable, in accordance with SFAS 109, Accounting for Income Taxes. The principal adjustment to apply US GAAP is to record a deferred taxation asset as a result of current period losses.

    The deferred taxation asset under US GAAP would be (pound)88,131.

    IQROM Communications, Inc.'s historical fiscal year ends on December 31, while IQROM Limited's historical fiscal year ends on November 30. For purposes of combining IQROM Communications, Inc.'s historical financial data with IQROM Limited's historical financial data in the pro forma combined statement of income for the period ended March 31, 2000 the unaudited financial data of IQROM Communications, Inc. for the three month period ended March 31, 2000 has been combined with IQROM Limited's unaudited financial data for the three month period ended February 29, 2000. In addition, IQROM Communications, Inc.'s audited financial statements for the period ended December 31, 1999 has been combined with IQROM Limited's audited financial statements for the period ended November 30, 1999.

    We have included this unaudited pro forma combined data only for the purpose of illustartion, and it does not necessarily indicate what the operating results or financial position would have been if the merger of IQROM Communications, Inc. and IQROM Limited had been completed at the dates indicated. Moreover, this data does not necessarily indicate what the future operating results or financial position of the combined company will be. You should read this unaudited pro forma combined summary financial data in conjunction with the historical financial statements of IQROM Communications, Inc. and IQROM Limited and the related notes thereto, included elsewhere in this document and also incorporated by reference.

    IQROM Communications, Inc.
    Pro-forma Combining Condensed Balance Sheet
    March 31, 2000
    (UNAUDITED)

                                                    IQROM
                                          Communications,                           Pro-forma
Assets                                               Inc.     IQROM Limited        Adjustments             Combined
                                           ------------       -------------        -----------             --------
Current Assets
   Cash                                         $57,665            $417,240          6,500,000 (a)        $6,974,905
   Inventories                                        0              22,472                                   22,472
   Accounts Receivable                            5,726             157,026                                  162,752
                                                  -----             -------                                 --------
Total Current Assets                             63,391             596,738                                7,160,129

Property and equipment, net                       1,050              47,542                                   48,592

Intangible Assets, net                                0             572,810        154,806,869 (b)       155,379,679

Deferred Income Taxes                                 0                   0                                        0

Organization costs, net                             123                   0                                      123
                                               ---------           ---------                             -----------

Total Assets                                    $64,564          $1,217,090                             $162,588,523

Liabilities and Stockholder's Equity

Current Liabilities
   Accounts payable                              $1,390             674,701                                 $676,091
   Accrued Expenses                              50,000                   0                                   50,000
   Notes Payable                                100,000           1,479,989         (1,000,000) (a)          579,989
                                               ---------           ---------                             -----------

Total Current Liabilities                       151,390           2,154,690                                1,306,080
Stockholder's Equity
   Common Stock, $0.001 par value,
    authorized 50,000,000 shares;
    issued and outstanding, 21,654,378
    shares                                          800                 240              1,320 (c)             2,360

Additional paid-in-capital                       44,192                   0          9,898,680 (c)         9,942,872

Accumulated deficit                            (131,818)           (937,840)       152,406,869 (b)(d)    151,337,211
                                               ---------           ---------                             -----------
Total stockholder's equity                      (86,826)           (937,600)                             161,282,443
Total liabilities and stockholder's equity      $64,564          $1,217,090                             $162,588,523
difference                                            0                   0                                        0

Note 1 - The pro-forma balance sheet has been prepared to reflect the acquisition of DXP US, Inc. By IQROM Communications, Inc. for an aggregate price of $154.8 million. Pro-forma adjustments are made to reflect:

          (a) To record cash proceeds from First Subscription Agreement of $9.9 million, net of debt repaid and shareholder distributions.
          (b) To record intangible assets obtained from DXP US at date of purchase.
          (c) To record sale of 1,320,000 shares of common stock pursuant to First Subscription Agreement.
          (d)  To record distribution of $2.4 million to DXP US shareholders.

IQROM Communications, Inc.
Pro-forma Combining Condensed Statement of Income
Period ending March 31, 2000
(UNAUDITED)



                                                    IQROM
                                           Communications,                     Pro-forma
                                                      Inc.    IQROM Limited    Adjustments      Combined
                                           ---------------    -------------    -----------      --------

Net sales                                               $0         $354,410                     $354,410

Cost of goods sold                                       0          254,067                      254,067
                                                 ---------        ---------                  -----------

Gross profit                                             0          100,342                      100,342


Selling, general & administrative expenses         118,320          570,112                      688,432
                                                 ---------        ---------                  -----------

Operating loss                                   ($118,320)       ($469,770)                    (588,090)

Amortization of intangible assets                        0                0      3,870,172     3,870,172

Other income, net                                        0            2,773         81,255        84,028
                                                 ---------        ---------                  -----------

Loss before taxes                                 (118,320)        (466,997)                  (4,374,233)
Income taxes                                            0                0                             0
                                                 ---------        ---------                  -----------

Net Loss                                         ($118,320)       ($466,997)                 ($4,374,233)


Net loss per share, basic and diluted                                                             ($0.20)

Shares used in per share calculation,
   basic and diluted                                                                          21,654,378





Note 1 - The above statement gives effect to the following pro-forma adjustments necessary to reflect the acquisition:


          (a) To record interest income earned on net cash received from First Subscription of $6.5 million.

          (b) To record amortization of intangible assets related to acquisition of DXP US, Inc.

                              IQROM Communications, Inc.
                              Pro-forma Combining Condensed Statement of Income Period ending December 31, 1999

                              (UNAUDITED)

                                                             IQROM                         Pro-forma
                                              Communications, Inc.     IQROM Limited     Adjustments          Combined
                                              --------------------     -------------     -----------          --------
Net sales                                                  $29,700          $151,664                          $181,364

Cost of goods sold                                               0           141,646                           141,646
                                                           -------          --------                          --------

Gross profit                                                29,700            10,018                            39,718


Selling, general & administrative expenses                  26,866           481,101                           507,967
                                                           -------          --------                          --------

Operating income (loss)                                     $2,834         ($471,083)                         (468,249)

Amortization of intangibles                                      0                 0      15,480,687 (b)    15,480,687
                                                                                   -

Other income, net                                                0                 0         325,021 (a)       325,021
                                                           -------          --------                          --------

Income (loss) before taxes                                   2,834          (471,083)                      (15,623,916)
Income taxes                                                     0                 0                                 0
                                                           -------          --------                          --------

Net Income (loss)                                           $2,834         ($471,083)                     ($15,623,916)


Net income (loss) per share, basic                                                                              ($0.72)
Net income (loss) per share, diluted                                                                            ($0.70)


Shares used in per share calculation, basic                                                                 21,654,378
Shares used in per share calculation, diluted                                                               22,314,380


Note 1- The above statement gives effect to the following pro-forma adjustments necessary to reflect the acquisition:

               (a) To record interest income earned on net cash received from First Subscription of $6.5 million.
               (b) To record amortization of intangible assets related to acquisition of DXP US, Inc.

                                  EXHIBIT INDEX

Number            Description
------            -----------


99.1 Agreement dated April 13, 2000 between DXP US, Inc. and Aldersey Egerton Maynard-Taylor, Thomas Gabor Elek, Colin Allmark, POV US, LLC, Gerald A. Pierson, Michael Feit, IQROM Communications, Inc. and IQROM Communications Acquisitions Co. [Previously filed as part of Form 8-K on May 5, 2000.]

99.2 First Financing Subscription Agreement dated April 6, 2000 between the Registrant and Agens Ag. Subscription Agreements between the Registrant and the other Subscribers listed below have not been filed in accordance with Instruction 2 to Item 601 of Regulation S-K since they are substantially identical to the Subscription Agreement with Agens Ag filed herewith. The material details in which the following Subscription Agreements differ from the Agens Subscription Agreement are as follows:

         Subscriber                      Units Acquired        Purchase Price
         ----------                      --------------        --------------

         BWI Avionics Ltd.                  143,333             $1,074,997.50
         Euro Atlantic Equity Fund Ltd.     476,667             $3,575,002.50
         Highway Finance Ltd.               166,667             $1,250,002.50
         Blue Capital AG                    133,333             $  999,997.50


99.3 Second Financing Subscription Agreement dated April 6, 2000 between the Registrant and Online Partners Inc.

99.4 Share Purchase Warrant dated April 20, 2000 issued by the Registrant to Agens Ag for 200,000 Common Shares. Share Purchase Warrants issued by the Registrant to the other Subscribers listed below have not been filed in accordance with Instruction 2 to Item 601 of Regulation S-K since they are substantially identical to the Share Purchase Warrant issued to Agens Ag filed herewith. The material details in which the following Share Purchase Warrants differ from the Agens Share Purchase Warrant are as follows:

         Subscriber                            Warrants        Purchase Price
         ----------                            --------        --------------

         BWI Avionics Ltd.                      71,667          $1,074,997.50
         Euro Atlantic Equity Fund Ltd.        238,334          $3,575,002.50
         Highway Finance Ltd.                   83,334          $1,250,002.50
         Blue Capital AG                        66,667          $  999,997.50